UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2018

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

In November 2018, during an open trading window under PPL Corporation’s ("PPL" or the "Company") insider trading policy, certain PPL executives, including William H. Spence, Chairman, President and Chief Executive Officer of PPL Corporation, adopted 10b5-1 stock trading plans in connection with financial and tax planning.

Mr. Spence's plan provides for the exercise of stock options awarded from 2011 through 2013 and the sale of shares of the Company's common stock issuable upon exercise of those options. Under the plan, a brokerage firm will be authorized to periodically exercise Mr. Spence's stock options and sell the issued shares provided the stock price is above certain levels, which are higher than the current market price of PPL's common stock. The plan expires on December 10, 2020. The number of options that can be exercised and sold over the duration of the plan is 1,217,353. Assuming the full exercise of all options and subsequent sale of issued shares covered under Mr. Spence's plan during the plan's term, Mr. Spence will remain in compliance with PPL's Equity Ownership Guidelines, which require him to hold PPL common stock with a value equal to six times his base salary.

Mr. Spence's 10b5-1 trading plan and those entered into by other PPL executives from time to time are intended to comply with Rule 10b5-1 of the Securities and Exchange Act of 1934, as amended, and the Company's insider trading policy regarding transactions in its securities. Under Rule 10b5-1, directors, officers and other employees who are not in possession of material non-public information may adopt or amend a pre-arranged plan or contract for the sale of the Company's securities under specified conditions and at specified times. Any stock transactions under Mr. Spence's 10b5-1 plan and those of PPL's other executive officers will be disclosed publicly through Form 4 filings by the individual executives with the Securities and Exchange Commission. Except as may be required by law, the Company does not undertake to report on modifications or terminations of any such plans, including the 10b5-1 plan referred to above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger Vice President and Controller

Dated:  December 12, 2018